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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated February 7, 1997 (except as to the first paragraph of Note 10, as to which the date is December 8, 1997), in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-38379) and related Prospectus of Focal, Inc.


                                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts


December 10, 1997